SCHEDULE OF ALLOWANCE FOR DOUBTFUL ACCOUNTS (Details) - USD ($)	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Trade accounts receivable	$ 2,962,397	$ 2,870,021	$ 3,458,625
Other	41,291		167,383
Accounts receivable	3,003,688	2,870,021	3,626,008
Less allowance for doubtful accounts	(1,424,074)	(1,470,868)	(1,227,136)
Total accounts receivable, net	$ 1,579,614	$ 1,399,153	$ 2,398,872